CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Auriga Laboratories, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Frank R. Greico, Chief Financial Officer (Principal Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 19, 2008	/s/ Frank R. Greico
By: Frank R. Greico
Its: Chief Financial Officer (Principal Accounting and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Auriga Laboratories, Inc. and will be retained by Auriga Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.